March 7, 2022 Raymond James 43rd Institutional Investor Conference Exhibit 99.1

PAGE 2 DISCLAIMER FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward- looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; the impact of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses (including our acquisition of HubTran Inc. and developments related to our acquisition of Transport Financial Solutions and the related over-formula advances) and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation (including related to our pending litigation with the United States Postal Service and a counterparty relating to certain misdirected payments) and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 14, 2022. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of December 31, 2021.

PAGE 3 WHO IS TRIUMPH? [Pie Chart] Transportation Non-Transportation 89% 11% [Bar/Line Chart] Total Purchases Number of Invoices Purchased [Bar Chart] Average Invoice Size Among the Nations Largest Transportation Factors • $16 Billion of Annual Freight Invoices Purchased(1) • 12,000+ Carrier Clients • 41.6% 5 Year CAGR Revenue Growth(2) 4-sided Payments Network Serving Freight Brokers, Shippers, Factors & Carriers • $21 Billion GPV(1) • 560+ Freight Broker & 70 Factor Customers of TriumphPay, TriumphPay Audit or Both • Conforming Transaction Participants • 34 Brokers (2 top 25) • 12 Factors (3 top 10) Community Bank serving Iowa, Illinois, Colorado, New Mexico & Texas • $3.8 Billion in Transaction Deposits(3) • Cost of Total Deposits 0.16%(3) • 51% of Loans Mature in ~37 Days or Less(3) • Asset Sensitive • Rising Rates Increase Revenue and Earnings (1)Annualized payment volume of TriumphPay in 4Q21 (2)Adjusted to exclude (1) $8.9 million gain from Covenant Logistics Group, Inc.’s (“CVLG”) delivery of stock liquidation proceeds in connection with the Transport Financial Solutions (“TFS”) acquisition and subsequent settlement agreement and (2) a $4.7 million gain on indemnification asset related to the TFS acquisition. (3)TBK Consolidated level information.

PAGE 4 WHO ARE THE MARKET PARTICIPANTS? FOR-HIRE TRUCKING ~$420 BILLION TAM* Manufacturer/Shipper Cars, Shoes, Nails, etc. $250 Billion Factor Small Carrier Freight Broker / 3PL Aggregates Capacity $170 Billion Large Carrier *This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph’s own portfolio data.

PAGE 5 WHO ARE THE MARKET PARTICIPANTS? FOR-HIRE TRUCKING ~$420 BILLION TAM* Manufacturer/Shipper Cars, Shoes, Nails, etc. $250 Billion Factor Small Carrier Freight Broker / 3PL Aggregates Capacity $170 Billion Large Carrier Broker Subscription Fee *This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph’s own portfolio data.

PAGE 6 WHO ARE THE MARKET PARTICIPANTS? FOR-HIRE TRUCKING ~$420 BILLION TAM* Manufacturer/Shipper Cars, Shoes, Nails, etc. $250 Billion Factor Small Carrier Freight Broker / 3PL Aggregates Capacity $170 Billion Large Carrier Factor Subscription Fee *This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph’s own portfolio data.

PAGE 7 WHO ARE THE MARKET PARTICIPANTS? FOR-HIRE TRUCKING ~$420 BILLION TAM* Manufacturer/Shipper Cars, Shoes, Nails, etc. $250 Billion Factor Small Carrier Freight Broker / 3PL Aggregates Capacity $170 Billion Large Carrier Factor Network Fee Conforming Transactions *This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph’s own portfolio data.

WHO ARE THE MARKET PARTICIPANTS?
FOR-HIRE TRUCKING ~$420 BILLION TAM*


Manufacturer/Shipper
Cars, Shoes, Nails, etc.
$250 Billion
Freight Broker / 3PL
Aggregates Capacity
$170 Billion
Large Carrier
Factor
Small Carrier

Broker QuickPay & Syndication Shared Revenue

TRIUMPH

*This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph's own portfolio data.

PAGE 8

WHO ARE THE MARKET PARTICIPANTS?
FOR-HIRE TRUCKING ~$420 BILLION TAM*



Manufacturer/Shipper
Cars, Shoes, Nails, etc.
$250 Billion
Freight Broker / 3PL
Aggregates Capacity
$170 Billion
Large Carrier
Factor
Small Carrier
Broker Subscription Fee
Broker QuickPay & Syndication Shared Revenue
Factor Subscription Fee
Factor Network Fee
Conforming Transactions

*This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph's own portfolio data.

TRIUMPH PAGE 9

PAGE 10 Manual Process Email Paperwork Upload Paperwork Via Portal Carrier Doctype Associate with load and carrier Send Check Verification Phone Call Pay Status Call 30-45 Days Application Phone Call Phone Calls Doctype Associate with debtor and carrier Verification Phone Call Email Paperwork Pay Status Call Receive in Lockbox Post Payment Application Phone Call Purchase Decision Factor Broker / 3PL WHAT IS THE PROBLEM? CURRENT INDUSTRY PROCESS

PAGE 11 WHAT IS THE SOLUTION? CONFORMING TRANSACTIONS Screenshot of the raw version of the first payment status update for a conforming transaction completed on the TriumphPay network. January 11, 2022.

PAGE 12 Factor Portal Submit Paperwork Factor Specific Load Data Submit Paperwork Paperwork Status • Receive and Post Payment Approve • Doctype • Carrier • Load Funds drafted once per day Load Data Carrier/Load Mapping Load/Invoice Mapping Payment/Invoice Mapping Carrier/Load Mapping Manual Process Phone Calls Carrier Factor Broker / 3PL WHAT IS THE SOLUTION? THE PAYMENTS NETWORK FOR TRUCKING

PAGE 13 *This data utilizes high-level estimates from multiple data sources including ATA industry reports (2019), FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports, Broughton Capital reports and Triumph’s own portfolio data. **Unique carriers paid in the twelve months of 2021. TRIUMPHPAY: ENGAGEMENT

PAGE 14 Brokers 562 Factors 70 Payment Volume** $21.0 Billion Carriers* 189K+ *Unique carriers paid since inception **Annualized payment volume of TriumphPay in 4Q21 $21.0B. TRIUMPHPAY: ENGAGEMENT PAYMENTS AUDITBOTH

PAGE 15 TRIUMPHPAY: ENGAGEMENT Top 20 Factors Represent 75% of the Factor Industry Top 25 Brokers Represent 40% of the Broker Industry Note: Data presented as of March 3, 2021

PAGE 16 GROWTH IN TRANSPORTATION • Revenue growth 4Q20 to 4Q21 of 253% – 4Q21 annualized exit run rate of $29 million • Payment volume growth rate of 334% in 2020 and 258% in 2021 – Annualized exit run rate of $21 billion • Number of invoices processed growth rate of 407% in 2020, 204% in 2021 • Actual invoice volume growth of 40% in 4Q21 over 4Q20 – Purchased 1.7 million invoices in 4Q21 • Revenue increased 64% in 4Q21 over 4Q20 • Yields over 14% • Purchases per day averaging $60+ million